UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

February 3, 2005
Date of Report (Date of earliest event reported)

Sonic Foundry, Inc.
(Exact name of registrant as specified in its chapter)

Maryland	1-14007	39-1783372
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

222 W. Washington Ave, Suite 775 Madison, WI 53703		(608) 443-1600
(Address of principal executive offices)		(Registrant’s telephone number)

Item 2.02 Results of Operations and Financial Condition.

On February 3, 2005, Sonic Foundry, Inc. reported its fiscal 2005 first quarter financial results.  See attached press release at exhibit 99.1.

The information in this Report on Form 8-K (including the exhibit) is furnished and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits

99.1	Press release concerning financial results for fiscal 2005 first quarter ended December 31, 2004.

EXHIBIT LIST

NUMBER	DESCRIPTION

99.1	Press release dated February 3, 2005 regarding financial results for fiscal 2005 first quarter ended December 31, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SONIC FOUNDRY, INC.

(Registrant)

February 3, 2005	By:	/s/ KENNETH A. MINOR

Kenneth A. Minor Chief Financial Officer